UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 27, 2004

NETOPIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28450	94-3033136
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6001 Shellmound Street, 4th Floor, Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 420-7400

Same

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 23, 2004, a civil complaint for violation of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder was filed in the United States District Court for the Northern District of California, entitled Richard Bassin, on behalf of himself and all others similarly situated v. Netopia, Inc. et al., Civil Action No. C04-3504 SBA. The complaint names as defendants Netopia, Inc. (the “Company”), President and Chief Executive Officer Alan B. Lefkof, and Senior Vice President, Finance and Administration William D. Baker. The plaintiff seeks to represent a class of persons who purchased the Company’s common stock between November 5, 2003 and August 16, 2004, and alleges that the defendants made material misrepresentations concerning the Company’s business and financial results.

On August 23, 2004, a civil complaint for violation of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder was filed in the United States District Court for the Northern District of California, entitled Jana Gladden, individually and on behalf of all others similarly situated v. Netopia, Inc. et al., Civil Action No. C04-3509 CRB. The complaint names as defendants Netopia, Inc., Alan B. Lefkof and William D. Baker. The plaintiff seeks to represent a class of persons who purchased the Company’s common stock between November 5, 2003 and August 16, 2004, and alleges that the defendants made material misrepresentations concerning the Company’s business and financial results.

On August 24, 2004, a civil complaint purporting to be a shareholder’s derivative action brought for the nominal benefit of the Company was filed in the United States District Court for the Northern District of California, entitled Freeport Partners, LLC, Derivatively on behalf of nominal defendant Netopia, Inc. v. Netopia, Inc. et al., Civil Action No. C04-3522 CRB. The complaint names as defendants Netopia, Inc., Alan B. Lefkof, William D. Baker, and directors Reese M. Jones, Harold S. Wills and Robert Lee. The plaintiff alleges that the defendant officers breached their fiduciary duty and failed to act in good faith. The plaintiff alleges that the defendant directors are liable to the Company for unjust enrichment in selling Netopia shares.

The Company also has received a copy of a press release issued on August 24, 2004 by the Law Offices of Brian M. Felgoise, P.C. announcing that it has filed a securities class action on behalf of shareholders who acquired Company securities between November 5, 2003 and August 16, 2004. The Company also has received a copy of a press release issued on August 24, 2004 by the Braun Law Group, P.C. announcing that it has filed a securities class action on behalf of shareholders who acquired Company securities between November 6, 2003 and July 6, 2004. The Company has not received a copy of either complaint, but based on the press releases described above, believes that these complaints assert claims that are consistent with the claims in the other actions.

The Company believes that each of the complaints is without merit and intends to defend each action vigorously.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETOPIA, INC.

Date: August 27, 2004	By:	/s/ ALAN B. LEFKOF
Alan B. Lefkof
President and Chief Executive Officer
(Duly Authorized Officer)